[cover graphic omitted]



                                                          [CRA logo omitted]
--------------------------------------------------------------------------------
                                                          REALTY
--------------------------------------------------------------------------------
                                                          SHARES
--------------------------------------------------------------------------------
                                                          PORTFOLIO
--------------------------------------------------------------------------------

                                                          SEMI-ANNUAL REPORT
                                                            TO SHAREHOLDERS
                                                              (UNAUDITED)

                                                            APRIL 30, 2000

                                                              ADVISED BY:
                                                              CLARION CRA
                                                              SECURITIES

                                                             [blank page]

                                                              [CRA logo omitted]
                                                              ------------------
                                                                          REALTY
                                                              ------------------
            MANAGER'S DISCUSSION OF FUND PERFORMANCE                      SHARES
                                                              ------------------
                                                                       PORTFOLIO


To Our Shareholders:

We are pleased to present the semi-annual report for the CRA Realty Shares Portfolio managed on your behalf by Clarion CRA Securities. The performance for the portfolio and several indices are summarized in the table below.

MAYBE EARNINGS DO MATTER AFTER ALL! After experiencing some frightening volatility (i.e., losses) in other stocks in early April, investors embraced REITs and other value- or yield-oriented stocks. As shown in the table below, real estate securities posted a second straight month of solid gains as the broad stock market averages fell. The NASDAQ composite index fell 16% in the month to finish at -5.1% year-to-date. The Dow Jones Internet Composite is now down 25% year-to-date.

---------------------------------------------------------------------------------------------------------------------------------
                                                    Trailing     Year-to-    Trailing    Trailing    Trailing    Since Inception*
                                           April      3 Mo.        Date        12 Mo.      2 Yrs.      3 Yrs.     (Annualized)
---------------------------------------------------------------------------------------------------------------------------------
   CRA Realty Shares Portfolio              6.90%     10.87%       9.80%        1.16%     -4.67%       3.56%           2.98%
   Wilshire R.E. Securities                 7.13       9.69       10.14        -0.18      -4.29        2.29            1.61
   NAREIT - Equity REITs                    6.72       8.92        9.28         0.02      -5.50        1.83            1.01
   S & P 500 (Large Co. Stocks)            -3.01       4.46       -0.79        10.12      15.82       23.69           24.20
   Russell 2000 (Small Co. Stocks)         -6.02       2.28        0.63        18.42       3.66       15.23           11.91
   Lehman Gov't/Corp Bonds                 -0.49       2.20        2.17         0.93       3.57        6.09            5.65
---------------------------------------------------------------------------------------------------------------------------------
         *INCEPTION DATE: 1/1/97

ALL PROPERTY TYPE SECTORS WERE UP IN APRIL. The strongest performance for the month and year-to-date has been delivered by hotel property companies which have been the laggards for the past two years. Mall, office, and apartment companies have all exceeded the real estate securities benchmarks so far this year. A complete table showing the property type performance within the Wilshire Real Estate Securities index is shown below:

                                                 WILSHIRE REAL ESTATE SECURITIES INDEX
                                              PERFORMANCE BY PROPERTY TYPE AS OF 4/30/00

---------------------------------------------------------------------------------------------------------------------
                            Weight                                    2000                       1999      Trailing
   Property Type           in Index       April          Ytd          Rank         1999          Rank       1 Year
---------------------------------------------------------------------------------------------------------------------
   Hotels                    11.8%        13.3%         19.3%           1         -13.4%           9        -14.0%
   Malls                     10.1          8.8          14.7            2         -15.3           10         -1.8
   Office                    16.8          7.0          11.9            3           3.2            3          5.4
   Apartments                19.9          7.5           9.4            4          10.5            1         10.7
   Diversified               21.1          4.3           7.8            5          -3.0            5         -0.5
   Shopping Centers           9.0          7.2           7.0            6         -12.6            7         -3.1
   Industrial                 5.2          3.5           6.0            7           5.5            2          5.5
   Mfr. Homes                 1.6          8.0           4.3            8          -1.9            4          0.5
   Storage                    3.9          3.3           2.6            9          -8.2            6         -9.1
   Outlet Centers             0.8          7.7          -9.9           10         -13.1            8        -19.6
---------------------------------------------------------------------------------------------------------------------
   Total                    100.0%         7.1%         10.1%                      -3.2%                     -0.2%
---------------------------------------------------------------------------------------------------------------------

Despite good performance in March and April that has lifted REITs by 12% - 13% over late February lows, valuations remain depressed relative to several measures:

[Bullet] Dividend yield is still near 8% (7.78% for NAREIT).

[Bullet] The average stock still trades at a 14% discount to Net Asset Value
        (NAV), the estimate of the fair market value of a company's assets net of liabilities based on private market values for comparable real estate properties.


CLARION CRA SECURITIES
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

[Bullet] Prices represent an average 8.1 multiple of forward earnings (FFO) which is still 20% below the previous low achieved in the recession of late 1990. The multiple is more than 40% below the 13.3 average since 1986.
[Bullet] The average earnings yield is 12.3%, which is 6.0% (600 basis points) higher than the yield on 10-year Treasuries. The normal spread over the last decade has been 2.6%.
[Bullet] Performance over the last three years is down 15% - 20%(flat on a total return basis once you factor in the dividends), despite average earnings growth of 10% per year over that same period and continued strong real estate market fundamentals.

We are also beginning to see some meaningful separation of multiples with the REIT group. Over the last several years there has been very little separation between the best and worst companies. All boats seemed to be carried on the same tide. As shown in the chart below, this has begun to change:

---------------------------------------------------------------------------------------------------------
                                               High              Median            Low           Spread
   Property Type                             Multiple           Multiple         Multiple          As %
---------------------------------------------------------------------------------------------------------
   Health Care                                  5.3               8.3               3.0          64%
   Retail - Shopping Centers                    8.0              10.5               4.7          55
   Commercial - Office                         10.2              13.8               6.4          54
   Retail - Regional Malls                      8.2              10.4               5.4          48
   Hotel                                        6.4               9.4               5.0          47
   Apartment                                   10.1              11.7               8.6          26
   Self Storage                                 8.7               9.6               7.3          24
   Commercial - Industrial                     10.3              12.0               9.3          22
   Manufactured Homes                          11.4              12.3              11.0          10
---------------------------------------------------------------------------------------------------------

This separation of multiples is interesting in that it creates an environment for more mergers and acquisitions. Without a spread of 20% or more, there is little incentive for the better companies to acquire the laggards. The required premium to make the acquisition palatable to the stakeholders of the laggard leaves no room for the better companies to make the acquisition beneficial (i.e., accretive) to its shareholders. With spreads now wider in most property types, at least theoretically we have an environment for more M&A activity.

Companies have begun to report first quarter earnings, and the early indications are very encouraging. While the sample is still very small, we have been pleasantly surprised by the number of companies exceeding analysts expectations (and even our own). The markets on the West Coast and in the Northeast (from Washington, D.C. to Boston) have been particularly strong.

In terms of portfolio strategy, we continue to overweight office and apartments based on solid earnings growth prospects for these property types. We have used the recent rally to begin trimming positions in companies that we think have exposure to weaker markets or below average growth prospects. Our decision to increase the portfolio weights to hotels and malls earlier this year have so far proved timely. However, we still remain underweighted in hotels and retail, and have no exposure to manufactured homes, storage, or healthcare.

We'd like to leave you with some comments made by Warren Buffet at the Berkshire Hathaway annual meeting held recently in Omaha (and attended by our own Ken Campbell). Paraphrasing somewhat, he asserted at the meeting that "valuations still matter [though] speculative markets can create their own truth for a time." He also observed that "in the past year, the ability to monetize shareholder ignorance has never been higher." In this spirit, we expect over the long term, returns to investors in public real estate equities from this point forward will be attractive, given the strong and growing dividend income and the compelling low valuation levels offered by the group.

As always, we appreciate your continued faith and confidence.

Sincerely,

Clarion [Bullet] CRA Securities

/s/signature omitted        /s/signature omitted

T. Ritson Ferguson            Kenneth D. Campbell
Co-Portfolio Manager          Co-Portfolio Manager


Clarion CRA Securities
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STATEMENT OF NET ASSETS

April 30, 2000                                                       (Unaudited)

                                                           Market
                                                           Value
CRA REALTY SHARES PORTFOLIO                    Shares       (000)
-----------------------------------------------------------------------
EQUITIES (98.4%)
DIVERSIFIED (0.4%)
   Frontline Capital Group* .................  15,000     $    257
                                                          --------
INDUSTRIAL (5.6%)
   AMB Property Corp. ....................... 119,900        2,645
   Prologis Trust ...........................  35,400          697
                                                          --------
                                                             3,342
                                                          --------
INDUSTRIAL/OFFICE MIX (9.7%)
   Duke-Weeks Realty Corp. .................. 143,500        3,112
   Liberty Property Trust ................... 109,500        2,710
                                                          --------
                                                             5,822
                                                          --------
OFFICE (28.8%)
   Arden Realty Inc. ........................  77,900        1,733
   Brandywine Realty Trust ..................  50,000          869
   CarrAmerica Realty Trust .................  77,800        1,848
   Cornerstone Properties Inc. ..............  22,700          414
   Equity Office Properties Trust ...........  87,657        2,383
   Highwoods Properties Inc. ................ 105,200        2,387
   Kilroy Realty Corp. ......................  81,200        1,959
   Prentiss Properties Trust ................ 129,400        3,073
   Spieker Properties .......................  58,600        2,597
                                                          --------
                                                            17,263
                                                          --------
RESIDENTIAL: APARTMENTS (27.7%)
   Apartment Investment & Management Co. ....  60,900        2,421
   AvalonBay Communities Inc. ...............  77,068        3,015
   BRE Properties ...........................  75,300        2,104
   Camden Property Trust ....................  61,100        1,734
   Equity Residential Properties Trust ......  76,500        3,481
   Post Properties Inc. .....................  62,800        2,637
   Smith (Charles E) Residential Realty Inc..  31,500        1,187
                                                          --------
                                                            16,579
                                                          --------
RESIDENTIAL: HOTELS (5.1%)
   Host Marriott Corp. ......................  88,500          946
   Starwood Hotels & Resorts Worldwide* ...... 74,657        2,123
                                                          --------
                                                             3,069
                                                          --------
RETAIL: MALLS (7.7%)
   General Growth Properties Inc. ...........  47,900        1,575
   Simon Property Group Inc. ................  70,228        1,782
   Urban Shopping Centers ...................  39,300        1,267
                                                          --------
                                                             4,624
                                                          --------


                                              Shares/        Market
                                            Face Amount      Value
                                               (000)         (000)
-----------------------------------------------------------------------
RETAIL: SHOPPING CENTERS (13.4%)
   Bradley Real Estate Inc. .................  85,400     $  1,542
   Developers Diversified Realty Corp. ......  82,900        1,259
   Kimco Realty Corp. .......................  60,700        2,417
   Regency Realty Corp. .....................  70,600        1,562
   Weingarten Realty Investors ..............  29,900        1,211
                                                          --------
                                                             7,991
                                                          --------
   TOTAL EQUITIES
     (Cost $54,094) .........................               58,947
                                                          --------

REPURCHASE AGREEMENT (1.5%)
   Morgan Stanley Tri-Party Repo,
     5.75%, dated 4/28/00, matures
     05/01/00, repurchase price $911,561
     (collateralized by a U.S. Treasury
     Instrument, par value $926,753, matures
     08/31/00 market value $934,395) ........    $912          912
                                                          --------
   TOTAL REPURCHASE AGREEMENT
     (Cost $912) ............................                  912
                                                          --------
   TOTAL INVESTMENTS (99.9%)
     (Cost $55,006) .........................               59,859
                                                          --------
   OTHER ASSETS AND LIABILITIES, NET (0.1%) .                   67
                                                          --------

NET ASSETS:
   Portfolio Capital -- Institutional Class
     (unlimited authorization -- no par
     value) based on 6,670,518 outstanding
     shares of beneficial interest ..........               66,775
   Distribution in excess of net investment
    income ..................................                 (463)
   Accumulated net realized loss on
    investments .............................              (11,239)
   Net unrealized appreciation on investments                4,853
                                                          --------
   TOTAL NET ASSETS (100.0%) ................             $ 59,926
                                                          ========
   Net Asset Value, Offering and Redemption
     Price Per Share ........................                $8.98
                                                          ========
*NON-INCOME PRODUCING SECURITY


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS  (000)

                                                                     (Unaudited)


                                                                         11/1/99
                                                                          THRU
CRA REALTY SHARES PORTFOLIO                                              4/30/00
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income...................................................... $1,917
   Interest Income .....................................................     40
--------------------------------------------------------------------------------
     Total Investment Income............................................  1,957
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ............................................    191
   Investment Advisory Fee Waiver ......................................    (34)
   Administrative Fees .................................................     41
   Custodian Fees ......................................................      6
   Professional Fees ...................................................     25
   Transfer Agent Fees .................................................     16
   Printing Fees .......................................................      9
   Trustee Fees ........................................................      3
   Registration and Filing Fees ........................................     12
   Amortization of Deferred Organization Costs .........................      3
   Other Fees...........................................................     --
--------------------------------------------------------------------------------
     Total Expenses ....................................................    272
--------------------------------------------------------------------------------
       Net Investment Income ...........................................  1,685
   Net Realized Loss from Securities Sold .............................. (4,576)
   Net Unrealized Appreciation of Investment Securities ................  9,741
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ...................  5,165
--------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations................  $6,850
--------------------------------------------------------------------------------
Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                     (Unaudited)

                                                                                                          11/1/99         11/1/98
CRA REALTY SHARES PORTFOLIO                                                                            THRU 4/30/00    THRU 10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income.............................................................................. $    1,685     $     3,120
   Net Realized Loss on Securities Sold ..............................................................     (4,576)         (4,360)
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities .....................      9,741          (1,315)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations..................................      6,850          (2,555)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .............................................................................     (1,915)         (3,546)
   Realized Capital Gain .............................................................................         --              --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions .............................................................................     (1,915)         (3,546)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued .....................................................................................      4,318          13,087
   Shares Issued in Lieu of Cash Distributions .......................................................      1,447           2,835
   Shares Redeemed ...................................................................................     (6,742)         (9,470)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from Capital Share Transactions..........................       (977)          6,452
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ....................................................................      3,958             351
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ...............................................................................     55,968          55,617
------------------------------------------------------------------------------------------------------------------------------------
   End of Period (1) .................................................................................    $59,926         $55,968
====================================================================================================================================
Shares Issued and Redeemed:
   Shares Issued .....................................................................................        530           1,441
   Shares Issued in Lieu of Cash Distributions .......................................................        173             319
   Shares Redeemed ...................................................................................       (827)         (1,074)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Share Transactions ...................................................       (124)            686
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes distributions in excess of net investment income (000) of $(463) and $(233) as of April 30, 2000, and
    October 31, 1999, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout each Period                       (Unaudited)




            Net                                                                             Net                          Net
           Asset                       Realized and     Distributions   Distributions      Asset                       Assets
           Value             Net        Unrealized        from Net         from            Value                         End
         Beginning       Investment   Gain (Loss) on     Investment       Capital           End          Total        of Period
         of Period         Income       Securities         Income          Gains         of Period    Return (+)        (000)
         ---------       ----------   --------------    -------------   -------------    ---------    ----------      ---------
---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2000(1)    $ 8.24            0.26           0.78          (0.30)             --           $ 8.98       12.64%          $59,926
1999       $ 9.10            0.49          (0.80)         (0.55)             --           $ 8.24       (3.70)%         $55,968
1998       $11.49            0.35          (1.85)         (0.40)          (0.49)          $ 9.10      (14.16)%         $55,617
1997(2)    $10.00            0.26           1.53          (0.30)             --           $11.49       18.17%          $34,797



                                                           Ratio
                                                          of Net
                           Ratio          Ratio         Investment
                           of Net       of Expenses        Income
            Ratio        Investment     to Average       to Average
         of Expenses       Income       Net Assets       Net Assets    Portfolio
         to Average      to Average     (Excluding       (Excluding     Turnover
         Net Assets      Net Assets      Waivers)         Waivers)        Rate
         -----------     ----------    ------------    --------------  ---------
---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2000(1)     1.00%*          6.19%*         1.13%*           6.06%*        54.79%
1999        1.00%           5.37%          1.11%            5.26%         66.56%
1998        1.00%           3.29%          1.17%            3.12%         73.54%
1997(2)     1.00%*          2.91%*         1.63%*           2.28%*       102.74%

 *  Annualized
 +  Total returns are for the period indicated and have not been annualized.
(1) For the six-month period ended April 30, 2000.
(2) The CRA Realty Shares Portfolio commenced operations on January 1, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

April 30, 2000                                                      (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

April 30, 2000                                                       (Unaudited)

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Clarion CRA Securities (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.



6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 2000, are as follows
(000):



      Purchases...............................        $29,667
      Sales ..................................        $29,496


At April 30, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 2000, is as follows (000):



Aggregate gross unrealized
  appreciation .................................      $ 5,551
Aggregate gross unrealized
  depreciation .................................         (698)
                                                      -------
Net unrealized appreciation ....................      $ 4,853
                                                      =======



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                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009


                                    ADVISER:
                             CLARION CRA SECURITIES
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456


                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA 19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103





 This information must be preceded or accompanied by a current prospectus for the Fund described.




CRA-M-003-04